UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-12

                          IMMTECH INTERNATIONAL, INC.
         ------------------------------------------------------------

               (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies: N/A

(2)  Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)  Proposed maximum aggregate value of transaction: N/A

(5)  Total fee paid: N/A

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

(1)  Amount previously paid: N/A

(2)  Form, Schedule or Registration Statement No.: N/A

(3)  Filing Party: N/A

(4)  Date Filed: N/A

                          IMMTECH INTERNATIONAL, INC.
                         150 Fairway Drive, Suite 150
                         Vernon Hills, Illinois 60061

Dear Fellow Stockholder:

     You are cordially invited to attend the 2004 annual meeting of stockholders of Immtech International, Inc. on November 12, 2004, at 10:00 a.m. (Central) at the Westin O'Hare Hotel, 6100 North River Road, Rosemont, Illinois 60018. A notice of the annual meeting, proxy statement and proxy card are enclosed with this letter.

     We encourage you to read the notice of annual meeting and proxy statement so that you may be informed about the business to come before the meeting. We hope that you will find it convenient to attend the annual meeting in person.

     In order that your Immtech common stock may be represented at the annual meeting and to insure the presence of a quorum, please vote by telephone, Internet or by completing and mailing the enclosed proxy card in the return postage prepaid envelope provided. If you do attend the annual meeting, you may withdraw your proxy should you wish to vote in person.

     Also enclosed with this proxy statement is a copy of our annual report to stockholders. Additional copies may be obtained by writing to Immtech International, Inc., 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061,
Attention: Mr. Gary C. Parks.

     On behalf of the board of directors, I would like to express our appreciation for your continued support.

                                      Sincerely,

                                      /s/ T. Stephen Thompson
                                      -----------------------
                                      T. Stephen Thompson
                                      President and Chief Executive Officer

October 12, 2004

                          IMMTECH INTERNATIONAL, INC.
                         150 Fairway Drive, Suite 150
                         Vernon Hills, Illinois 60061

    ========================================================================

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held November 12, 2004

    ========================================================================

To the Stockholders of Immtech International, Inc.:

     The board of directors cordially invites you to attend our annual meeting of stockholders on November 12, 2004, at 10:00 a.m. (Central) at the Westin O'Hare Hotel, 6100 North River Road, Rosemont, Illinois 60018, for the following purposes:

     o Election of Directors - to elect seven directors to serve until the next annual meeting of the stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

     o Proposal No. 1 - to approve an amendment to our First Amended and Restated Immtech International Inc. 2000 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,100,000 shares to 2,200,000 shares (a copy of the Second Amended and Restated 2000 Stock Incentive Plan is attached hereto as Appendix A);

     o Proposal No. 2 - to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2005; and

     o to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on October 8, 2004 will be entitled to notice of the annual meeting and to vote on any matters which come before the meeting or any adjournment or postponement thereof. If you wish to attend the meeting in person, please bring with you the admission ticket attached to the proxy card or other proof of share ownership as of the record date as described in the attached proxy statement. Whether or not you plan to attend the annual meeting, your stock should be represented. To insure that your vote is counted you are urged to complete, sign and mail promptly the enclosed proxy card in the accompanying postage prepaid envelope. Alternatively, you may vote your shares via telephone or the Internet as described on the enclosed proxy card. Proxies forwarded by or for brokers or fiduciaries should be returned as requested by them. Prompt return of proxies will save the expense involved in further communication. Voting by proxy card, telephone or Internet will not limit your right to vote in person or to attend the annual meeting, but will insure your representation if you cannot attend. Your proxy is revocable at any time prior to its use.

                                      By order of the Board of Directors,

                                      /s/ Gary C. Parks
                                      -----------------
                                      Gary C. Parks
                                      Secretary, Immtech International, Inc.

October 12, 2004
Vernon Hills, Illinois

                          IMMTECH INTERNATIONAL, INC.

   ===========================================================================

                                PROXY STATEMENT

   ===========================================================================

                      Annual Meeting of the Stockholders
                         To be held November 12, 2004

     The board of directors (the "Board of Directors" or the "Board") of Immtech International, Inc., a Delaware corporation ("Immtech," "we," "us," "our" or the "Company"), hereby solicits your proxy for use at the 2004 annual meeting of stockholders to be held on November 12, 2004, at 10:00 a.m. (Central) at the Westin O'Hare Hotel, 6100 North River Road, Rosemont, Illinois 60018, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders. This proxy statement, notice and proxy card are first being mailed to stockholders of record as of October 8, 2004 on or about October 12, 2004.

     If you complete your proxy by Internet, telephone or mail, you appoint Gary
C. Parks as your representative at the annual meeting. Mr. Parks will vote your shares as you instruct. If you sign and return your proxy, but fail to instruct how to vote your shares, Mr. Parks will vote your shares in favor of the slate of directors nominated by the Board and "for" the proposals set forth on the proxy card. This way your shares will be voted whether or not you attend. We recommend you vote by proxy in advance of the annual meeting even if you plan to attend just in case your plans change and you are then unable to attend.

    The Board does not know of any matters to be presented at the annual meeting other than those listed on the Notice and described in this proxy statement. If a matter comes up for vote that is not covered by your proxy, Mr. Parks will vote your shares in accordance with his judgment if you have competed your proxy card and authorized him to do so.

     The Board encourages you to attend the annual meeting in person. No matter what method you used to vote, if you decide to change your vote, you may revoke your proxy any time before your vote is cast at the annual meeting by (i) giving notice of revocation to the Secretary of Immtech, (ii) submitting a signed proxy bearing a date later than the date of the prior proxy or (iii) attending the annual meeting and voting in person. Attendance at the annual meeting will not, in itself, constitute revocation of a proxy. Our principal executive offices are located at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061 and our telephone number is (847) 573-0033 or toll free (877) 898-8038.

                            PURPOSE OF THE MEETING

     At our annual meeting, the stockholders will be asked to consider and vote upon the following matters:

     o Election of Directors - to elect seven directors to serve until the next annual meeting of the stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

     o Proposal No. 1 - to approve an amendment to our First Amended and Restated Immtech International Inc. 2000 Stock Incentive Plan ("2000 Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 1,100,000 shares to 2,200,000 shares (a copy of the Second Amended and Restated 2000 Stock Incentive Plan is attached hereto as Appendix A);

     o Proposal No. 2 - to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2005; and

     o to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

                     INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

     At the annual meeting, the stockholders will be asked to:

     o    elect seven directors;

     o approve the adoption of the proposed amendment to our First Amended and Restated Immtech International, Inc. 2000 Stock Incentive Plan ("2000 Plan") to increase the number of shares of common stock reserved thereunder; and

     o ratify the appointment of Deloitte & Touche LLP as our independent auditors.

     Stockholders also will transact any other business that may properly come before the meeting. Members of our management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

     The record date for the meeting is October 8, 2004. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. See description of shares eligible to vote under the heading "Voter Rights" below.

Am I entitled to vote if my shares are held in "street name"?

     If a bank or brokerage firm holds your shares, you are considered the "beneficial owner" of shares held in "street name". If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the "record holder"), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on the election of directors and the ratification of the appointment of the independent auditors (Proposal 2). Absent your instructions, the record holder will not be permitted to vote your shares on the adoption of the proposed amendment to our 2000 Plan to increase the number of shares of common stock reserved for issuance thereunder (Proposal 1) and may not be permitted to vote on any other business properly brought before the meeting. Therefore, your shares will be considered "broker non-votes" on Proposal 1 and may be considered broker non-votes on any other business properly brought before the meeting.

     As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not attend the meeting or vote your shares in person at the meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the meeting?

     A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

     If a quorum shall not be present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy or the chairman of the meeting may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice may be given.

How do I vote?

     1. You may vote by mail. If you properly complete, sign and date the accompanying proxy card and return it in the enclosed postage prepaid envelope, it will be voted in accordance with your instructions.

     2. You may vote by telephone or on the Internet. If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or on the Internet by following the instructions included on the proxy card. Stockholders with shares registered directly with Computershare Investor Services, LLC, Immtech's transfer agent, may vote (i) on the Internet at the following web address: http://www.computershare.com/us/proxy or (ii) by telephone by dialing (888) 726-8033 (toll free from the United States and Canada). If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the meeting in person, however, you will need to bring the admission ticket attached to the proxy card with you. Internet and telephone voting are available 24 hours a day. Votes


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

submitted through the Internet or by telephone must be received by 1:00 a.m. (Central Time) on November 12, 2004.

     NOTE: If you vote on the Internet, you may elect to have next year's proxy statement and annual report to stockholders delivered to you via the Internet. We strongly encourage you to enroll in Internet delivery. It is a cost-effective way for us to send you proxy materials and annual reports.

     If your shares are held in street name, you may be able to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

     These Internet and telephone voting procedures, which comply with Delaware law, are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that stockholders' votes have been recorded properly. Stockholders voting via either of these voting procedures should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholders. Also, please be aware that Immtech is not involved in the operation of either of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

     3. You may vote in person at the meeting. If you are a registered stockholder and attend the meeting (please remember to bring your admission ticket), you may deliver your completed proxy card in person. Additionally, we will pass out written ballots to registered stockholders who wish to vote in person at the meeting. Beneficial owners of shares held in street name who wish to vote at the meeting will need to obtain a proxy form from their record holder.

Who can attend the meeting?

     Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting. If you plan to attend the meeting, detach and bring with you the stub portion of your proxy card, which is marked "Admission Ticket." You also must bring a valid, government-issued photo identification, such as a driver's license or a passport.

     If your shares are held in street name, you must bring the indicated portion of your voter instruction card. Alternatively, you may bring other proof of ownership, such as your most recent brokerage account statement, which clearly shows your ownership of Immtech stock as of the record date. In addition, you must bring a valid, government-issued photo identification, such as a driver's license or a passport.

     Security measures may be in place at the meeting and briefcases, handbags and packages are subject to inspection. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted or, if admitted, will be required to leave.

Can I change my vote after I submit my proxy?

     Yes, you may revoke your proxy and change your vote:

     o    by signing another proxy with a later date;

     o by voting by telephone or on the Internet (your latest telephone or Internet vote is counted); or

     o if you are a registered stockholder, by giving written notice of such revocation to the Secretary of Immtech prior to or at the meeting. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Will my vote be kept confidential?

     Yes, your vote will be kept confidential and not disclosed to Immtech unless:

     o    required by law;

     o    you expressly request disclosure on your proxy; or

     o    there is a proxy contest.

Who will count the votes?

     Our transfer agent, Computershare Investor Services, LLC, will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the Board of Directors recommend I vote on the proposals?

     Your Board recommends that you vote:

     o    FOR the election of the seven nominees to the Board of Directors;

     o FOR the adoption of the proposed amendment to Immtech's 2000 Plan to increase the number of shares of common stock reserved for issuance thereunder; and

     o FOR the ratification of the appointment of Deloitte & Touche LLP as Immtech's independent auditors.

What if I do not specify how my shares are to be voted?

     If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

     o    FOR the election of the seven nominees to the Board of Directors;

     o FOR the adoption of the proposed amendment to the 2000 Plan to increase the number of shares of common stock reserved thereunder; and

     o FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors.

Will any other business be conducted at the meeting?

     We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holder will vote your shares in accordance with his best judgment.

How many votes are required to elect the director nominees?

     The affirmative vote of a plurality of the votes cast at the meeting is required to elect the seven nominees as directors. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. If you vote "Withheld" with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

     If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holder will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to adopt the proposed amendment to the 2000 Plan to increase the number of shares of common stock reserved for issuance pursuant to stock options?

     The adoption of the amendment to increase by 1,100,000 the number of shares of common stock reserved for issuance pursuant to stock options under Immtech's 2000 Plan requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How many votes are required to ratify the appointment of Immtech's independent auditors?

     The ratification of the appointment of Deloitte & Touche LLP as Immtech's independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

     Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against a proposal.

How will broker non-votes be treated?

     Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote. A broker non-vote will therefore be a vote against the proposal.

                                 VOTING RIGHTS

     The Board has fixed the close of business on October 8, 2004 as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting. Holders of record of our common stock, $0.01 par value, series A convertible preferred stock, $0.01 par value, series B convertible preferred stock, $0.01 par value, series C convertible preferred stock, $0.01 par value and series D convertible preferred stock, $0.01 par value, at the close of business on the record date will be entitled to vote together as a single class on all matters that come before the meeting. At the close of business on the record date, there were 10,883,037 shares of common stock, 72,400 shares of series A stock, 19,925 shares of series B stock, 64,452 shares of series C stock, and 200,000 shares of series D stock outstanding. As of the record date, each share of series A stock was convertible into 5.6561 shares of common stock, each share of series B stock was convertible into 6.25 shares of common stock, each share of series C stock was convertible into 5.6561 shares of common stock and each share of series D stock was convertible into 2.7778 shares of common stock. Each share of common stock is entitled to one vote, each share of series A stock, series B stock, series C stock and series D stock is entitled to the number of votes equal to the number of shares of common stock into which such stock is convertible on the record date.

     The series A stock conversion rate is determined by dividing the series A stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the record date by the $4.42 conversion rate set forth in the Company's Certificate of Designation of Series A Convertible Preferred Stock. Under this formula, each share of series A stock is entitled to 5.6561 votes for a total number of votes of 409,502 for the series A stock. Holders of series A stock are entitled to the number of votes determined by multiplying the aggregate number of shares of series A stock held by 5.6561, rounded to the nearest whole number.

     The series B stock conversion rate is determined by dividing the series B stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the record date by the $4.00 conversion rate set forth in the Company's Certificate of Designation of Series B Convertible Preferred Stock. Under this formula, each share of series B stock is entitled to 6.25 votes for a total number of votes of 124,531 for the series B stock. Holders of series B stock are entitled to the number of votes determined by multiplying the aggregate number of shares of series B stock held by 6.25, rounded to the nearest whole number.

     The series C stock conversion rate is determined by dividing the series C stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the record date by the $4.42 conversion rate set forth in the Company's Certificate of Designation of Series C Convertible Preferred Stock. Under this formula, each share of series C stock is entitled to 5.6561 votes for a total number of votes of 364,547 for the series C stock. Holders of series C stock are entitled to the number of votes determined by multiplying the aggregate number of shares of series C stock held by 5.6561, rounded to the nearest whole number.

     The series D stock conversion rate is determined by dividing the series D stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the record date by the $9.00 conversion rate set forth in the Company's Certificate of Designation of Series D Convertible Preferred Stock. Under this formula, each share of series D stock is entitled to 2.7778 votes for a total number of votes of 555,540 for the series D stock. Holders of series D stock are entitled to the number of votes determined by multiplying the aggregate number of shares of series D stock held by 2.7778, rounded to the nearest whole number.

     A total of 12,337,157 votes representing common stock, series A stock, series B stock, series C stock and series D stock are entitled to vote at the annual meeting. The presence of holders of a majority of the outstanding shares of common stock, series A stock, series B stock, series C stock and series D stock entitled to vote, voting as a single class, represented in person or by proxy, constitutes a quorum for the transaction of business at the annual meeting.

                              ELECTION OF DIRECTORS

     Your vote is requested in favor of seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death. The Board, pursuant to the recommendation of the Company's Nominating Committee, has selected the following seven persons as nominees: T. Stephen Thompson, Cecilia Chan, Harvey R. Colten, MD, Judy Lau, Levi H.K. Lee, MD, Eric L. Sorkin and Frederick W. Wackerle. If you sign and return your proxy (whether by Internet, telephone or mail), your shares shall be voted for the director slate nominated by the Board except to the extent that you list the name or names of those nominees for whom you withhold authority.

     Each of the nominees has indicated a willingness to serve. Should any nominee become unavailable prior to the annual meeting, your proxy representative will vote your shares for the person or persons recommended by the Board.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE BOARD'S NOMINEES FOR DIRECTOR.

Security Ownership of Certain Beneficial Owners, Directors and Management

     The following table sets forth, as of September 30, 2004, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of our common stock based upon the most recent information available to us for (i) each person known by us to own beneficially more than five (5%) percent of the outstanding common stock, (ii) each director, (iii) each of our executive officers whose total annual salary and bonus compensation exceeded $100,000 for the fiscal year ended March 31, 2004 (and two officers who joined the Company since our last fiscal year) and (iv) all executive officers and directors as a group. Except as otherwise indicated, each listed stockholder directly owned his or her shares and had sole voting and investment power.

                                        Number of Shares       Percentage of
                                         of Common Stock     Outstanding Shares
          Name and Address             Beneficially Owned     of Common Stock
-------------------------------  -------------------------  --------------------

T. Stephen Thompson(1)                    463,593 shares            4.19%
c/o Immtech International, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL  60061

                                        Number of Shares       Percentage of
                                         of Common Stock     Outstanding Shares
          Name and Address             Beneficially Owned     of Common Stock
-------------------------------  -------------------------  --------------------

Cecilia Chan(2)                           316,424 shares            2.84%
c/o Immtech International, Inc.
One North End Ave.
New York, NY  10282

Gary C. Parks(3)                           75,223 shares            0.69%
c/o Immtech International, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL  60061

David C. Tiemeier(4)                       13,333 shares            0.12%
c/o Immtech International, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL  60061

Deborah Zonies(5)                          4,167 shares             0.04%
c/o Immtech International, Inc.
One North End Ave.
New York, NY  10282

Harvey Colten, MD(6)                       41,534 shares            0.38%
c/o Office of the Dean
Columbia University
Medical Center
630 West 168th Street
New York, NY  10032

Judy Lau(7)                                19,583 shares            0.18%
Convergent Business Group Co. Ltd.
Room 1801, 18th Floor, Kwai Hung
Holdings Centre, 89 King's Road
North Point, Hong Kong

Levi H.K. Lee, MD(8)                      214,935 shares            1.96%
1405 Lane Crawford House
70 Queens Road
Central, Hong Kong

Eric L. Sorkin(9)                         320,675 shares            2.87%
c/o Immtech International, Inc.
One North End Ave.
New York, NY  10282

                                        Number of Shares       Percentage of
                                         of Common Stock     Outstanding Shares
          Name and Address             Beneficially Owned     of Common Stock
-------------------------------  -------------------------  --------------------

Frederick W. Wackerle(10)                   82,792 shares            0.76%
3750 N. Lake Shore Drive
Chicago, IL  60613

All executive officers and               1,552,259 shares           13.03%
directors as a group (10 persons)

Chan Kon Fung                            1,246,600 shares           11.46%
Flat B, 16th Floor
132 Broadway
Mei Foo Sun Chuen
Kowloon, Hong Kong

(1) Includes (i) 284,439 shares of common stock; (ii) 45,249 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 12,500 shares of common stock issuable upon the conversion of series B preferred stock;
(iv) 25,000 shares of common stock issuable upon the exercise of warrants as follows: warrant to purchase 20,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted and vested) and warrant to purchase 5,000 shares of common stock at $6.125 per share by September 25, 2007; and (v) 96,405 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 8,872 shares of common stock at $0.46 per share by March 21, 2006, vested option to purchase 14,195 shares of common stock at $1.74 per share by April 16, 2008, the vested portion of 47,921 shares of an option to purchase 75,000 shares of common stock at $2.55 per share by December 24, 2012, the vested portion of 21,667 shares of an option to purchase 40,000 shares of common stock at $21.66 per share by November 5, 2013 and the vested portion of 3,750 shares of an option to purchase 30,000 shares of common stock at $9.41 per share by September 8, 2014.

(2) Includes (i) 35,342 shares of common stock; (ii) 5,781 shares of common stock issuable upon the conversion of series B preferred stock; (iii) 227,312 shares of common stock issuable upon the exercise of warrants as follows: vested warrant to purchase 51,923 shares of common stock at $6.47 per share by July 24, 2008, vested warrant to purchase 173,077 shares of common stock at $6.47 per share by October 12, 2008, and vested warrant to purchase 2,312 shares of common stock at $6.125 per share by September 25, 2007; and (iv) 47,989 shares of common stock issuable upon the exercise of options as follows: the vested portion of 31,947 shares of an option to purchase 50,000 shares of common stock at $2.55 per share by December 24, 2012, the vested portion of 13,542 shares of an option to purchase 25,000 shares of common stock at $21.66 per share by November 5, 2013 and the vested portion of 2,500 shares of an option to purchase 20,000 shares of common stock at $9.41 per share by September 8, 2014.

(3) Includes (i) 21,792 shares of common stock; (ii) 2,262 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 1,000 shares of common stock issuable upon the exercise of warrants as follows: warrant to purchase 1,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted); and (iv) 50,169 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 14,195 shares of common stock at $1.74 per share by April 16, 2008, vested option to purchase 10,000 shares of common stock at $10.00 per share by July 19, 2011, the vested portion of 15,974 shares of an option to purchase 25,000 shares of common stock at $2.55 per share by December 24, 2012, the vested portion of 8,125 shares of an option to purchase 15,000 shares of common stock at $21.66 per share by November 5, 2013 and the vested portion of 1,875 shares of an option to purchase 15,000 shares of common stock at $9.41 per share by September 8, 2014.

(4) Includes 13,333 shares of common stock issuable upon the exercise of options as follows: the vested portion of 13,333 shares of common stock to purchase 40,000 shares of common stock at $9.42 per share by July 19, 2014, vesting as follows: 13,333 shares on July 20, 2004, 13,333 shares to vest on July 20, 2005 and 13,334 shares to vest on July 20, 2006.

(5) Includes 4,167 shares of common stock issuable upon the exercise of options as follows: the vested portion of 4,167 shares of an option to purchase 20,000 shares of common stock which vests ratably in 24 equal monthly installments commencing on July 14, 2004 at $9.56 per share by July 15, 2014.

(6) Includes (i) 1,088 shares of common stock; and (ii) 40,446 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 20,000 shares of common stock at $10.50 per shares by December 28, 2005, the vested portion of 6,806 shares of an option to purchase 7,000 shares of common stock at $4.75 per share by December 18, 2006, the vested portion of 4,473 shares of an option to purchase 7,000 shares of common stock at $2.55 per share by December 24, 2007, and the vested portion of 9,167 shares of an option to purchase 22,000 shares of common stock at $14.29 per share by February 1, 2014.

(7) Includes 19,583 shares of common stock issuable upon the exercise of options as follows: the vested portion of 10,833 shares of an option to purchase 20,000 shares of common stock at $21.66 per share by November 5, 2013 and (ii) the vested portion of 8.750 shares of an option to purchase 21,000 shares of common stock at $14.29 per share by February 1, 2014.

(8) Includes (i) 133,253 shares of common stock; (ii) 11,312 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 52,037 shares of common stock issuable upon the conversion of series C preferred stock; and (iv) 18,333 shares of common stock issuable upon the exercise of options as follows: the vested portion of 10,833 shares of an option to purchase 20,000 shares of common stock at $21.66 per share by November 5, 2013 and the vested portion of 7,500 shares of an option to purchase 18,000 shares of common stock at $14.29 per share by February 1, 2014.

(9) Includes (i) 26,420 shares of common stock; (ii) 20,362 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 234,000 shares of common stock issuable upon the exercise of warrants as follows: vested warrant to purchase 51,923 shares of common stock at $6.47 per share by July 24, 2008, vested warrant to purchase 173,077 shares of common stock at $6.47 per share by October 12, 2008, and vested warrant to purchase 9,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted); and (iv) 39,893 shares of common stock issuable upon the exercise of options as follows: the vested portion of 26,253 shares of an option to purchase 27,000 shares of common stock at $4.75 per share by December 18, 2006, the vested portion of 4,473 shares of an option to purchase 7,000 shares of common stock at $2.55 per share by December 24, 2007, and the vested portion of 9,167 shares of an option to purchase 22,000 shares of common stock at $14.29 per share by February 1, 2014.

(10) Includes (i) 13,186 shares of common stock; (ii) 13,575 shares of common stock issuable upon the conversion of series A preferred stock; (iii) vested warrant to purchase 6,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted); and (iv) 50,031 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 15,000 shares of common stock at $10.50 per share by December 28, 2005, the vested portion of 21,391 shares of an option to purchase 22,000 shares of common stock at $4.75 per share by December 18, 2006, the vested portion of 4,473 shares on an option to purchase 7,000 shares of common stock at $2.55 per share by December 24, 2007, and the vested portion of 9,167 shares of an option to purchase 22,000 shares of common stock at $14.29 per share by February 1, 2014.

Information about the Nominees, Executive Officers and Key Employees

     The tables below set forth the names and ages of our directors, executive officers and key employees, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table.

             Name                Age            Position with Immtech
---------------------------  --------- --------------------------------------------------
T. Stephen Thompson               57   Director, President and Chief Executive Officer

Cecilia Chan                      41   Director and Executive Vice President

Harvey R. Colten, MD              65   Director

Judy Lau                          44   Director

Levi H.K. Lee, MD                 63   Director

Eric L. Sorkin                    45   Director

Frederick W. Wackerle             65   Director

Gary C. Parks                     54   Treasurer, Secretary and Chief Financial Officer

David C. Tiemeier                 57   Vice President

Deborah Zonies                    45   General Counsel

     T. Stephen Thompson, President, Chief Executive Officer and Director. T. Stephen Thompson is the President, Chief Executive Officer and Director of Immtech and a director of Immtech Hong Kong Ltd., Super Insight Limited, Immtech Life Science Limited, each of which is a wholly-owned subsidiary of Immtech, and of Immtech Therapeutics Limited, which is majority owned by Immtech Hong Kong Ltd. Mr. Thompson has served as a Director of the Company since November 27, 1991. He joined Immtech in April 1991 from Amersham Corporation, where he was President and Chief Executive Officer. He was responsible for Amersham Corporation's four North American divisions: Life Sciences, Radiopharmaceuticals, Diagnostics and Quality and Safety Products. In addition, he had direct responsibility for the Clinical Reagent (in vitro diagnostic) Division in the United Kingdom. He was employed by Amersham Corporation from 1986 to 1991. Mr. Thompson has 20 years' experience in healthcare, with previous positions as President of a small diagnostic start-up, General Manager of the Infectious Disease and Immunology Business Unit in the Diagnostic Division of Abbott Laboratories from 1981 to 1986, and Group Marketing Manager for the Hyland Division of Baxter International Inc. from 1978 to 1981. Mr. Thompson is a member of the board of directors of Matritech, Inc. (AMEX: MZT). Mr. Thompson holds a BS from the University of Cincinnati and an MBA from Harvard University.

     Cecilia Chan, Executive Vice President and Director. Ms. Chan has served as Director since November 16, 2001. She has 18 years of experience in making investments and business development. She began working on Immtech's growth strategy in 1998 as a private investor, spearheading Immtech's initial public offering in April 1999. She joined the Company as Vice President in July, 1999 and was elected to our board of directors in November 2001. Ms. Chan is responsible with others for strategic development, developing joint ventures and licensing agreements, fund raising and directing the Company's uses of capital resources. Prior to joining Immtech, Ms. Chan was a Vice President at Dean Witter Realty, Inc. until 1993 and thereafter concentrated her efforts as a private investor until she joined Immtech. During her eight years at Dean Witter, Ms. Chan completed over $500 million in investments and was vice-president of public partnerships having assets in excess of $800 million. Since 1993, Ms. Chan has developed and funded investments in the United States and the People's Republic of China ("PRC"). She graduated from New York University in 1985 with a BS in International Business.

     Harvey R. Colten, MD, Director. Dr. Colten has served as Director since October 30, 2000. He is currently Director, Vice President and Senior Associate Dean for Academic Affairs at Columbia University Medical Center. Prior to this, he served from 2000 until 2002 as Chief Medical Officer at iMetrikus, Inc., a healthcare Internet company focused on improving the communication between the patient, physician and the medical industry, and prior to that he was the Dean of the Medical School and Vice President for Medical Affairs at Northwestern University from 1997 to 2000. He previously served as the Harriet B. Spoehrer Professor and Chair of the Department of Pediatrics and Professor of Molecular Microbiology at Washington University School of Medicine, St. Louis, Missouri, whose faculty he joined in 1986. He earned a BA from Cornell University in 1959, an MD from Western Reserve University in 1963, and an MA (honorary) from Harvard in 1978. Following his clinical training, he was a researcher at the National Institutes of Health from 1965 to 1970. In 1970, he was appointed to the faculty of Harvard Medical School, where he was named Professor of Pediatrics in 1979 and Chief of the Division of Cell Biology, Pulmonary Medicine, and Director of the Cystic Fibrosis Program at Children's Hospital Medical Center, Boston. He is a member of the Institute of Medicine and was Vice-Chair of its Council. He is a member of the American Society for Clinical Investigation, the Society for Pediatric Research, the Association of American Physicians, the American Pediatric Society, the American Association of Immunologists (former secretary and treasurer), and the American Society for Biochemistry and Molecular Biology. He is also a Fellow of the American Association for the Advancement of Science, the American Academy of Allergy and Immunology and the American Academy of Pediatrics. Dr. Colten is a Diplomat of the American Board of Pediatrics, served on the American Board of Allergy and Immunology, was a member of the National Heart, Lung, and Blood Institute Advisory Council, and serves on the board of directors of the Oasis Institute and the March of Dimes Scientific Advisory Council, in addition to many other Federal and private health groups that advise on scientific and policy issues. Dr. Colten also served as Vice Chairman of the board of directors of Parents as Teachers National Center. He has been on editorial boards and advisory committees of several leading scientific and medical journals, including the New England Journal of Medicine, Journal of Clinical Investigation, Journal of Pediatrics, Journal of Immunology, Annual Review of Immunology, Proceedings of the Association of American Physicians and American Journal of Respiratory Cell and Molecular Biology.

     Levi Hong Kaye Lee, MD, Director. Dr. Lee has served as Director since October 31, 2003. Dr. Lee has been in private medical practice, specializing in pediatrics, since 1971. His practice is located in Hong Kong. Dr. Lee received a BA in Biochemistry from the University of California, Berkeley, in 1962, and received his MD from the University of California, San Francisco, in 1966. Dr. Lee has served in the position of Director of Immtech Hong Kong Ltd. since June, 2003. He was appointed a Diplomat of the American Board of Pediatrics in 1971.

     Judy Lau, Director. Ms. Lau has served as Director since October 31, 2003. Since July 2002 to date, Ms. Lau has served as the Chairperson of Convergent Business Group, a Hong Kong-based investment advisory firm with investments focused in high technology, life sciences, healthcare and environmental engineering projects in the greater China region. From May of 2001 to July of 2002, Ms. Lau served as General Manager of China Overseas Venture Capital Co. Ltd., a venture capital firm. From October of 2000 to April of 2001, Ms. Lau served as Chief Executive Officer of the Good Fellow Group, a Chinese investment firm; and from March of 1999 to September of 2000, Ms. Lau was the Managing Director of America Online HK, an Internet Service Provider and Hong Kong affiliate of Time Warner, Inc. From April of 1998 to

     February of 1999, Ms. Lau worked as a consultant to Pacific Century Group. Ms. Lau has served in the position of Director of Immtech Hong Kong Ltd. since June, 2003, and also serves as a director of Super Insight Limited and Immtech Life Science Limited. In 2000, Ms. Lau was named one of the thirty-six most influential Business Women of Hong Kong by Capital Magazine and is a Fellow of the Hong Kong Association for the Advancement of Science and Technology.

     Eric L. Sorkin, Director. Mr. Sorkin has served as Director since January 6, 2000. He is a private investor. Prior to 1994, Mr. Sorkin worked for eleven years at Dean Witter Realty Inc., a wholly owned subsidiary of Morgan Stanley, which grew to hold an investment portfolio of real estate and other assets of over $3 billion. He became a Managing Director in 1988 and was responsible for the acquisition, structuring and debt placement of various investments including real estate, fund management and asset-backed securities. Mr. Sorkin managed Dean Witter Realty's retail (shopping center) portfolio of over two million square feet, and participated in the development of office, residential, industrial and retail property and in the acquisition of over five million square feet of properties. Since 1994, Mr. Sorkin has developed and funded investments in the United States and the PRC. He is a graduate of Yale University with a BA in Economics.

     Frederick W. Wackerle, Director. Mr. Wackerle has served as Director since December 17, 2001. He is an author, private investor and President of Fred Wackerle, Inc. He has been an advisor to Chief Executive Officers ("CEOs") and boards and previously was an executive search consultant for 35 years. Mr. Wackerle specialized in advising corporate boards on management succession. In the past ten years, he devoted a significant amount of his time to investing in and advising biotechnology companies on succession planning, and recruited CEO candidates and board members for companies that include Biogen, Inc., ICOS Corp., Amylin Pharmaceuticals, Inc., Enzon, Inc., Medtronic Inc. and Ventana Medical Systems. Mr. Wackerle has published a book on management succession entitled, "The Right CEO-Straight Talk About Making CEO Selection Decisions" (Jossey-Bass), and is a graduate of Monmouth College, Illinois, where he has been active on their Board of Trustees. He is also a board member of The Rehabilitation Institute of Chicago.

     Gary C. Parks, Treasurer, Secretary and Chief Financial Officer. Mr. Parks joined Immtech in January 1994, having previously served at Smallbone, Inc., from 1989 until 1993, where he was Vice President, Finance. Mr. Parks was a Division Controller with International Paper from 1986 to 1989. Prior to that, he was Vice President, Finance, of SerckBaker, Inc., a subsidiary of BTR plc, from 1982 to 1986 and a board member of SerckBaker de Venezuela. Mr. Parks currently serves as director of Dines Machine & Mfg. Mr. Parks holds a BA from Principia College and an MBA from the University of Michigan.

     David C. Tiemeier, Vice President. Mr. Tiemeier joined Immtech as Vice President in July, 2004 from NeoPharm, where he was Vice President of Business Development. Mr. Tiemeier served as Senior Director of Licensing and Development at Pfizer from 2003 to March 2004, and as Vice President of Global Licensing at Pharmacia Corp. from 2001 to 2003. Prior to that, Mr. Tiemeier served in various capacities at Searle, where his responsibilities included overseeing licensing, licensing negotiations, global business planning and mergers and acquisitions. At Searle, he was Vice President, Global Business Development from 1999-2000, Vice President, Global Licensing from 1997 to 1999, General Manager, Global New Business Franchise from 1996 to 1997 and Senior Director, Global Licensing from 1992 to 1996.

Mr. Tiemeier graduated from the University of Notre Dame with a BS in Chemistry and a PhD in Biochemistry from the University of California.

     Deborah Zonies, General Counsel. Prior to joining Immtech, Ms. Zonies was Vice President of Business Affairs and General Counsel for Protocol Communications, Inc. While at Protocol, Ms. Zonies negotiated numerous acquisition agreements and several rounds of private debt and equity financings. Prior to Protocol, Ms. Zonies co-founded Digital Art Exchange, Inc., which implemented digital file transfer for graphic arts companies. She previously worked at the law firms of Testa, Hurwitz & Thibeault and Mudge Rose Guthrie Alexander & Ferdon. Ms. Zonies is a Member of the Bar of the State of New York and of the Commonwealth of Massachusetts. She received her BA from Smith College and her JD from the University of Notre Dame Law School.

Meetings and Committees of the Board of Directors

     During the fiscal year ended March 31, 2004 ("Fiscal Year 2004"), the Board of Directors held a total of seven Board meetings and took action by unanimous written consent on eight occasions. All of our directors will serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified or their earlier resignation, removal, disqualification or death. There are no arrangements between any director or executive officer and any other person pursuant to which the director or officer is to be selected as such. There is no family relationship between the directors, executive officers or persons nominated or appointed by the Board to become directors or executive officers.

     The Board of Directors has an audit committee, a compensation committee and a nominating committee. The function, composition, and number of meetings of each of these committees are described below.

AUDIT COMMITTEE

     The audit committee (a) has sole authority to appoint, replace and compensate our independent auditors and is directly responsible for oversight of their work; (b) approves all audit fees and terms, as well as any permitted non-audit engagements; (c) meets and discusses directly with our independent auditors their audit work and related matters and (d) oversees and performs such investigations with respect to our internal and external auditing procedures and affairs as the audit committee deems necessary or advisable and as may be required by applicable law. The audit committee has adopted an audit committee charter which was attached as Appendix B to our 2003 Proxy Statement. The members of the audit committee are Directors Sorkin (Chairman), Colten and Lau. Each member of the audit committee is "independent" in accordance with the current listing standards of the American Stock Exchange. The audit committee held ten meetings during Fiscal Year 2004. The audit committee's report relating to Fiscal Year 2004 begins on page 34 of this proxy statement.

COMPENSATION COMMITTEE

     The compensation committee (a) annually reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management; (b) selects recipients of awards of incentive stock options and non-qualified stock options and establishes the number of shares and other terms applicable to such awards; and (c) construes the provisions of and generally administers the 2000 Plan. The members of the compensation committee are Directors Wackerle (Chairman), Lau and Sorkin. Each member of the compensation committee is "independent" in accordance with the current listing standards of the American Stock Exchange. The compensation committee's charter was attached as Appendix C to our 2003 Proxy Statement. The compensation committee held three meetings during Fiscal Year 2004. The compensation committee's report on executive compensation relating to Fiscal Year 2004 begins on page 22 of this proxy statement.

NOMINATING COMMITTEE

     The nominating committee has authority to review the qualifications of, interview and nominate candidates for election to the Board of Directors. The nominating committee held one meeting in anticipation of the Company's 2004 annual meeting. The nominating committee has adopted a charter which was attached as Appendix D to our 2003 Proxy Statement. The members of the nominating committee are Directors Colten (Chairman), Lee and Wackerle. Each member of the nominating committee is "independent" in accordance with the current listing standards of the American Stock Exchange. The nominating committee's report begins on page 16 of this proxy statement.

MEETING ATTENDANCE

     The Board held seven meetings, including regularly scheduled and special meetings, during the fiscal year ended March 31, 2004. Each Director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings of all committees of the Board of Directors on which he or she served for the fiscal year. Four Board members attended the prior year's annual meeting.

NOMINATING COMMITTEE REPORT

     The members of the Nominating Committee have been appointed by the Board of Directors. The Nominating Committee is governed by a charter which has been approved and adopted by the Board of Directors and which will be reviewed and reassessed annually by the Nominating Committee.

     The following report of the nominating committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference therein.

     The nominating committee consists of Directors Colten (chair), Lee and Wackerle. The nominating committee evaluates the efforts of the Company and its Board of Directors to maintain effective corporate governance practices. The committee identifies candidates for election to the Board of Directors.

     The primary functions of the nominating committee are to:

          -    Identify qualified candidates for election to the Board

          - Oversee the composition, structure and evaluation of the Board and its committees

          -    Develop and maintain a set of corporate governance principles

          -    Monitor and safeguard the independence of the Board

     The Nominating Committee will consider recommendations for director candidates submitted in good faith by stockholders. A stockholder recommending an individual for consideration by the Nominating Committee must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) and (iv) all information regarding the candidate(s) that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 150 Fairway Drive, Suite 150, Vernon Hills , Illinois 60061, Attention: Deborah Zonies, General Counsel.

     In order for a recommendation to be considered by the Nominating Committee for the 2005 Annual Meeting of Stockholders, the Company must receive the recommendation no later than 5:00 p.m. local time (central) on July 1, 2005. Such recommendations must be sent to the Company via registered, certified or express mail. Properly submitted stockholder recommendations will be delivered to the Nominating Committee for consideration. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the Nominating Committee.

           Respectfully submitted,
           The Nominating Committee                    October 12, 2004

           Harvey R. Colten, MD (Chair)
           Judy Lau
           Frederick W. Wackerle

Compensation of Directors and Executive Officers

     Summary Compensation Table. The following table sets forth certain information regarding the compensation of our Chief Executive Officer and four additional executive officers for the fiscal years ended March 31, 2004, 2003 and 2002.

                                                                 Annual Compensation        Long-Term Compensation
                                                                 -------------------        ----------------------
       Name & Principal Position                Year                 Salary ($)                Options/SARs (#)
----------------------------------------  -----------------  ---------------------------  ----------------------------

T. Stephen Thompson(1)                          2004                   $185,000                       40,000
   President, Chief Executive                   2003                   $150,000                       75,000
   Officer and Director                         2002                   $150,000                            0

Cecilia Chan(2)                                 2004                   $148,000                       25,000
   Executive Vice President and                 2003                   $120,000                       50,000
   Director                                     2002                   $120,000                            0

Gary C. Parks(3)                                2004                   $134,375                       15,000
   Secretary, Treasurer and Chief               2003                   $143,250                       25,000
   Financial Officer                            2002                   $125,000                       10,000

David C. Tiemeier(4)                            2004                       ----                         ----
   Vice President                               2003                       ----                         ----
                                                2002                       ----                         ----

Deborah Zonies(5)                               2004                       ----                         ----
   Vice President                               2003                       ----                         ----
                                                2002                       ----                         ----
----------------------------------------------------------------------------------------------------------------------

(1) Mr. Thompson's salary increased from $150,000 per year to $210,000 per year effective September 1, 2003. On December 24, 2002, Mr. Thompson was issued options to purchase 75,000 shares of common stock at an exercise price of $2.55 per share. Such options vest over three years and expire ten years after date of grant. On November 5, 2003, Mr. Thompson was issued options to purchase 40,000 shares of common stock at an exercise price of $21.66 per share. Such options vest over two years and expire ten years after date of grant.

(2) Ms. Chan's salary increased from $120,000 per year to $168,000 per year effective September 1, 2003. On December 24, 2002, Ms. Chan was issued options to purchase 50,000 shares of common stock at an exercise price of $2.55 per share. Such options vest over three years and expire ten years after date of grant. On November 5, 2003, Ms. Chan was issued options to purchase 25,000 shares of common stock at an exercise price of $21.66 per share. Such options vest over two years and expire ten years after date of grant.

(3) Mr. Parks' salary increased from $140,000 per year to $147,500 per year effective March 1, 2004. His salary for fiscal year ended March 31, 2003 includes a bonus of $18,250. On July 20, 2001, Mr. Parks was issued options to purchase 10,000 shares of common stock at an exercise price of $10.00 per share. Such options vested over three years and expire ten years after date of grant. On November 5, 2003, Mr. Parks was issued options to purchase 15,000 shares of common stock at an exercise price of $21.66 per share. Such options vest over two years and expire ten years after date of grant.

(4) Dr. Tiemeier was hired as Vice President in July 2004 with an annual salary of $185,000.

(7) Ms. Zonies was hired as General Counsel in July 2004 with an annual salary of $150,000.

     Options/SAR Grants in Last Fiscal Year. The following table sets forth certain information with respect to grants made by the Company of stock options to the executive officers named above during the fiscal year ended March 31, 2004. No stock appreciation rights ("SARs") were granted to the named executive officers during such year.

                                                                                    Potential Realizable Value At
                                                                                    Assumed Annual Rates of Stock
                                                                                    Price Appreciation For Option
Individual Grants                                                                                Term
--------------------------------------------------------------------------------  ----------------------------------
                                            Percent of
                                               Total
                             Number of     Options/SARs
                            Securities      Granted to     Exercise
                            Underlying     Employees In    or Base
                           Options/SARs     Fiscal Year     Price     Expiration
Name                          Granted          2003         ($/SH)       Date           5% ($)         10% ($)
-----------------------  ----------------  -------------  ---------- -----------  ---------------- -----------------
T. Stephen Thompson           40,000           30.30        21.66      11/5/2013      1,411,274       2,247,218

Cecilia Chan                  25,000           18.94        21.66      11/5/2013       882.046        1,404,512

Gary C. Parks                 15,000           11.36        21.66      11/5/2013       529,228         842,707

David C. Tiemeier(1)

Deborah Zonies(2)

(1) Vice President since July 2004.

(2) General Counsel since July 2004.

         The following table sets forth certain information with respect to option and warrant exercises and values of the named executive officers for the fiscal year ended March 31, 2004.

                                                               Number of Unexercised            Value of Unexercised
                                                            Options/Warrants at Fiscal      In-The-Money Options/Warrants
                               Shares                              Year End (#)                at Fiscal Year End ($)
                            Acquired on      Realized      ----------------------------  --------------------------------
                            Exercise (#)     Value ($)     Exercisable    Unexercisable     Exercisable    Unexercisable
                            ------------     ---------     -----------    -------------     -----------    -------------

T. Stephen Thompson              0               0           87,653           75,414       1,209,630(1)   698,640(2)

Cecilia Chan                     0               0           253,355          48,957       3,072,060(3)   465,765(4)

Gary C. Parks                    0               0           37,628           27,567       492,703(5)     242,284(6)

David C. Tiemeier(7)

Deborah Zonies(8)
------------------------------------------------------------------------------------------------------------------------

------------------

(1) Based on the March 31, 2004, value of $18.52 per share, minus the average per share exercise price of $3.27 multiplied by the number of shares underlying the options and warrants.

(2) Based on the March 31, 2004, value of $18.52 per share, minus the average per share exercise price of $2.55 multiplied by the number of shares underlying the options.

(3) Based on the March 31, 2004, value of $18.52 per share, minus the average per share exercise price of $6.14 multiplied by the number of shares underlying the options and warrants.

(4) Based on the March 31, 2004, value of $18.52 per share, minus the average per share exercise price of $2.55 multiplied by the number of shares underlying the options.

(5) Based on the March 31, 2004, value of $18.52 per share, minus the average per share exercise price of $4.24 multiplied by the number of shares underlying the options and warrants.

(6) Based on the March 31, 2004, value of $18.52 per share, minus the average per share exercise price of $3.08 multiplied by the number of shares underlying the options.

(7) Vice President since July 2004.

(8) General Counsel since July 2004.

Employment Agreements

     Immtech entered into an employment agreement with Mr. Thompson in April of 1991 pursuant to which we retained Mr. Thompson as our President and Chief Executive Officer at an annual base salary of $150,000 (subject to annual adjustment by the Board), plus certain fringe benefits and reimbursement for related business expenses. The agreement, which includes confidentiality and non-disclosure provisions, also grants to Mr. Thompson the right to receive an annual bonus to be established by the Board in an amount not to exceed 60% of Mr. Thompson's annual base salary for the year, which bonus Mr. Thompson has declined for each year to date. Mr. Thompson may accept bonus awards in future years but will not be paid a bonus for years previously declined. If the Company breaches the agreement or Mr. Thompson is terminated without cause, he is entitled to all payments which he would otherwise accrue over the greater of nine months from the date of termination or the remaining term under the agreement. The original term of Mr. Thompson's agreement expired on April 9, 1992, and is subject to automatic successive one-year renewals unless terminated by either party upon 30 days' notice. In the event Mr. Thompson's employment with the Company is terminated for any reason, he is restricted from competing with the Company in any business in which the Company (i) is engaged at that time, (ii) is planning to become engaged and has made significant monetary investment in order to be engaged or (iii) was engaged at any time during his employment. The non-compete restriction period is 12 months from the date of Mr. Thompson's voluntary termination or an involuntary termination for cause, or for a period of nine months from the date of an involuntary termination, not for cause.

     Effective September 1, 2004, the Company's Compensation Committee increased Mr. Thompson's base salary from $210,000 to $263,293 annually and on September 8, 2004 granted to him incentive options to purchase 40,000 shares of the Company's common stock exercisable at $9.41. The options vest ratably over 2 years and expire on the 10th anniversary of the date of grant. Mr. Thompson received no cash bonus for fiscal years ended March 31, 2003 and 2004.

Director Compensation for Fiscal Year Ended March 31, 2004

     We compensate each non-employee director for his or her service as a member of the Board of Directors through the grant to each such director of 20,000 options to purchase shares of common stock upon joining the Board, options to purchase 15,000 shares for each year of Board service, options to purchase 3,000 shares per year for each Board committee appointment and options to purchase an additional 1,000 shares for serving as chairperson of a committee.

Such options are generally granted at fair market value of the underlying securities on the date of grant and have a ten-year term vesting ratably over 24 months. Directors must remain on the Board for such options to continue to vest. We reimburse directors for out-of-pocket expenses incurred in connection with their service as directors.

     On February 4, 2004, Dr. Harvey R. Colten was granted options to purchase a total of 22,000 shares of common stock for his Board service during fiscal year ended March 31, 2004. He received (i) 15,000 for one year of service on the Board and (ii) 7,000 for Board committee appointments, 3,000 for each one-year appointment to our Audit Committee and Nominating Committee and 1,000 for chairing the Nominating Committee; such options have an exercise price of $14.46, an exercise period of ten years and vest ratably over 24 months.

     On November 6, 2003, Ms. Judy Lau was granted an option to purchase 20,000 shares of common stock with exercise price of $21.66 per share for joining the board. The 20,000 share option has an exercise period of ten years and vests ratably over 24 months. On February 4, 2004, she received an additional option to purchase 21,000 shares of common stock for her Board service during fiscal year ended March 31, 2004. With respect to the 21,000 share option tranche, she received (i) 15,000 for one year of service on the Board and (ii) 6,000 for Board committee appointments, 3,000 for each one-year appointment to our Audit Committee and Nominating Committee; such options have an exercise price of $14.46, an exercise period of ten years and vest ratably over 24 months.

     On November 6, 2003, Dr. Levi H.K. Lee was granted an option to purchase 20,000 shares of common stock with exercise price of $21.66 per share for joining the board. The 20,000 share option has an exercise period of ten years and vests ratably over 24 months. On February 4, 2004, he received an additional option to purchase 18,000 shares of common stock for his Board service during fiscal year ended March 31, 2004. With respect to the 18,000 share option tranche, he received (i) 15,000 for one year of service on the Board and (ii) 3,000 for a one-year appointment to our Nominating Committee; such options have an exercise price of $14.46, an exercise period of ten years and vest ratably over 24 months.

     On February 4, 2004, Mr. Eric L. Sorkin was granted options to purchase a total of 22,000 shares of common stock for his Board service during the fiscal year ended March 31, 2003. He received (i) 15,000 for one year of service on the Board and (ii) 7,000 for Board committee appointments, 3,000 for each one-year appointment to our Audit Committee and Compensation Committee and 1,000 for chairing the Audit Committee; such options have an exercise price of $14.46, an exercise period of ten years and vest ratably over 24 months.

     On February 4, 2004, Mr. Frederick W. Wackerle was granted options to purchase a total of 22,000 shares of common stock for his Board service during the fiscal year ended March 31, 2004. He received (i) 15,000 for one year of service on the Board and (ii) 7,000 for Board committee appointments, 3,000 for each one-year appointment to our Nominating Committee and Compensation Committee and 1,000 for chairing our Compensation Committee; such options have an exercise price of $14.46, an exercise period of ten years and vest ratably over 24 months.

Compensation Committee Report

     The Compensation Committee is composed of three independent directors of the Board. The members of the Compensation Committee are Frederick W. Wackerle, Chairman, Judy Lau, and Eric L. Sorkin.

             Compensation Committee Report on Executive Compensation

     Our Compensation Committee establishes levels of cash compensation and forms and amounts of non-cash compensation for our executive officers. The guiding principles of our compensation committee are as follows:

     o To provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability and other relevant criteria for the management requirements of our company.

     o To balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel.

     o To determine the extent and method of aligning the financial interest of our executive personnel with the interest of our stockholders in the appreciation of their investment.

     o Administer the Company's First Amended and Restated Immtech International, Inc. 2000 Plan, as amended from time to time.

     o    Review compensation plans, programs and policies.

     o To use equity incentives to align the interests of our executive officers with the interests of stockholders.

     o    Monitor the performance and compensation of executive officers.

     The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining senior management. The Compensation Committee's informal executive compensation philosophy (which applies generally to all Company management, including the Chief Executive Officer) considers a number of factors, which may include:

     o Providing levels of compensation competitive with companies at a comparable stage of development and in the Company's geographic area,

     o Integrating management's compensation with the achievement of performance goals, and

     o Recognizing and providing incentive for individual initiative and achievement.

     The compensation structure of the Company's executive officers, including its Chief

Executive Officer, is based on competitive, market-based pay practices and performance evaluations, and generally includes a combination of base salary, discretionary bonuses and stock options. In setting compensation levels, the Compensation Committee considers data regarding compensation practices from a group of biotechnology and pharmaceutical companies that are believed to be generally comparable to the Company. The companies comprising this group are not necessarily included within the peer group index reflected in the performance graph illustrated in this proxy statement. In setting our Chief Executive Officer's salary, we applied the same policy as applied in setting the compensation of our other executive officers. Effective September 1, 2004, our Chief Executive Officer's base salary was increased from $210,000 to $263,293 annually. He received options to purchase 40,000 shares of common stock exercisable at $9.41 per share and no cash bonus award in this fiscal year. As it has in the past, the compensation committee considered information as to compensation levels for officers and senior managers of comparable scope and responsibility in an industry group of comparably sized companies.

     Base salary is not targeted at any particular level within the group of companies considered. Instead, total salary is determined based on a subjective assessment of the executive's performance and the Company's needs. Consistent with its belief that equity ownership by senior management is beneficial in aligning the interests of senior management with those of the stockholders, the Company provides potentially significant long-term incentive opportunities to its senior management through discretionary grants of stock options, thereby emphasizing the potential creation of long-term stockholder value. The Compensation Committee considers stock options effective long-term incentives because an executive can profit only if the value of the common stock increases. In making these grants, the Compensation Committee considers its subjective assessment of the Company's future prospects, an executive officer's current level of ownership of the common stock, the period during which an executive officer has been in a key position with the Company, individual performance and competitive practices within the comparative group of companies.

     No contingent compensation was paid to any officer for Fiscal Year 2004.

     In Fiscal Year 2004, we granted stock options to the Chief Executive Officer and other executive officers. These stock option grants were made pursuant to First Amended and Restated Immtech International, Inc. 2000 Plan for the purpose of further increasing incentives for our officers to increase stockholder value. No stock appreciation rights or other forms of equity compensation were granted.

     Section 162(m) of the Internal Revenue Code generally denies a deduction to any publicly held corporation for compensation paid to its chief executive officer and its four other highest-paid executive officers to the extent that any such individual's compensation exceeds $1 million, subject to certain exceptions. The Compensation Committee intends to take actions to minimize the Company's exposure to nondeductible compensation expense under Section 162(m). While keeping this goal in mind, the Compensation Committee also will try to maintain the flexibility that the Committee believes to be an important element of the Company's executive compensation program.

     The Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Compensation Committee Report by reference therein.

     Respectfully submitted,
The Compensation Committee          October 12, 2004

           Frederick W. Wackerle, Chairman
           Judy Lau
           Eric L. Sorkin

Stock Performance Graph

     The following graph shows a comparison of cumulative total stockholder returns for Immtech's common stock, the S&P 500 Index and the Peer Group. The graph assumes the investment of $100 on April 26, 1999, the date of Immtech's initial public offering, and the reinvestment of all dividends. The data regarding Immtech assumes an investment at the initial public offering price of $10.00 per share of Immtech's common stock. The performance shown is not necessarily indicative of future performance.

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
March 2004


                              4/26/1999         2000         2001         2002         2003         2004
Immtech International Inc.       100.00       282.50        57.52        48.02        45.02       185.28
S&P 500 Index                    100.00       117.94        92.38        92.60        70.63        95.44
Peer Group                       100.00       348.42       147.33       111.92        35.44        91.60


     The information contained in the graph above shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to Regulation 14A or 14C promulgated under the Exchange Act, other than as provided in Item 402 of the SEC's Regulation S-K, or to the liabilities of
Section 18 of the Exchange Act, except to the extent that Immtech specifically requests that the information be treated as soliciting material or specifically incorporates it by reference in such filing.

                            TOTAL STOCKHOLDER RETURNS


                          Total Return To Stockholder's
                         (Dividends reinvested monthly)



                                                 ANNUAL RETURN PERCENTAGE
                                                       YEARS ENDED
Company Name / Index             Mar 00      Mar 01      Mar 02      Mar 03      Mar 04
Immtech International, Inc.      182.50      -79.65      -16.52       -6.25      311.58
S&P 500 Index                     11.47      -21.68        0.24      -24.76       35.13
Peer Group                       250.92      -57.83      -23.54      -68.34      158.50


                                   Base                               INDEXED RETURNS
                                  Period                                YEARS ENDED
Company Name / Index          April 26, 1999      Mar 00      Mar 01      Mar 02      Mar 03      Mar 04
Immtech International, Inc.             $100     $282.50      $57.50      $48.00      $45.00     $185.28
S&P 500 Index                            100      111.47       87.31       87.52       65.85       95.44
Peer Group                               100      350.92      147.97      113.14       35.82       91.60

Peer Group Companies

Cubist Pharmaceuticals, Inc. (NASDAQ: CBST)
EntreMed, Inc. (NASDAQ: ENMD)
Encysive Pharmaceuticals, Inc. (NASDAQ: ENCY)


            PROPOSAL 1 - ADOPTION OF PROPOSED AMENDMENT OF OUR FIRST AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES FOR WHICH AWARD MAY BE GRANTED THEREUNDER FROM 1,100,000 TO 2,200,000 SHARES

     Immtech's stockholders are being asked to approve an amendment to our 2000 Plan, which will increase the number of shares of common stock reserved for issuance pursuant to stock options under the 2000 Plan by 1,100,000 shares. Immtech's Board of Directors adopted the amendment described above on September 17, 2004, subject to stockholder approval at the annual meeting.

     The 2000 Plan permits the grant of incentive and nonqualified stock options and restricted stock award (collectively, "Awards") to our employees, directors, consultants, advisors and other eligible persons. No Awards other than stock options have been granted to date.

     Our Board believes that increasing the number of shares of common stock reserved for issuance pursuant to stock options under the 2000 Plan is necessary to allow Immtech to continue to utilize stock options to attract and retain the services of key individuals essential to Immtech's long-term growth and financial success. Immtech relies on stock options to attract and retain key employees and other individuals and believes that such equity incentives are necessary for Immtech to remain competitive with regard to attracting and retaining qualified individuals.

     In furtherance of these objectives, the Board of Directors, upon the recommendation of the Compensation Committee, has adopted the amendment to the Plan to provide for additional shares of Immtech common stock reserved thereunder, subject to approval by the stockholders at the annual meeting. A summary of the 2000 Plan, as proposed to be amended, is set forth below.

This summary is, however, qualified by and subject to the more complete information set forth in the 2000 Plan, as proposed to be amended, a copy of which is attached as Appendix A.

                               Purpose of the Plan

     The purpose of the Plan is to promote the long-term success of Immtech and its subsidiaries and to increase stockholder value by:

     o attracting and retaining key employees and directors of outstanding ability;

     o encouraging key employees and directors to focus on long-range objectives; and

     o further aligning the interests of key employees and directors with the interests of the stockholders.

Administration of the Plan

     The Plan is administered by the members of the Compensation Committee of the Board of Directors, all of whom are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Compensation Committee, subject to the provisions of the Plan:

     o    selects persons to receive awards from among those eligible;

     o determines the types of awards and the number of shares of common stock covered by such awards;

     o establishes the terms, conditions, restrictions and other provisions of awards; and

     o    amends, modifies, cancels or suspends awards.

     The Compensation Committee has authority to interpret the Plan and all agreements and other instruments relating to awards, to adopt, amend and rescind rules for the administration of the Plan and to make such other determinations and take such other actions that it deems necessary or advisable for the effective administration of the Plan. The Compensation Committee may delegate to one or more officers the power to make Awards to employees who are not executive officers subject to the reporting requirements of Section 16 of the Exchange Act.

Types of Awards

     The Compensation Committee may award options to purchase shares of Immtech common stock and restricted shares of Immtech common stock under the 2000 Plan.

Number of Shares That May Be Awarded

     Prior to the proposed amendment, under the 2000 Plan, Immtech may grant options to purchase for cash an aggregate of not more than 1,100,000 shares of Immtech common stock, subject to adjustment in the event of a stock split, stock dividend, recapitalization or other corporate reorganization. The total number of shares currently covered by the 2000 Plan represents 8.92% of the shares of common stock and preferred stock on an as if converted basis outstanding as of September 30, 2004. The proposed amendment would increase the aggregate number of shares of Immtech common stock purchasable for cash pursuant to stock options to 2,200,000 shares. The additional 1,100,000 shares proposed to be added pursuant to the amendment represents 8.92% of the shares of common stock and preferred stock on an as if converted basis outstanding as of September 30, 2004.

     The 2000 Plan provides for the use of authorized but unissued shares or treasury shares. To the extent any shares of common stock covered by an award are forfeited, not issued or cease to be issuable for any reason, including, without limitation, because the award is terminated, canceled or expires unexercised, then the shares of common stock subject to such award may again be used for further awards under the 2000 Plan.

Term of the 2000 Plan

     The 2000 Plan became effective on March 30, 2000. The 2000 Plan amendment will become effective when approved by the stockholders. Unless the 2000 Plan is earlier terminated in accordance with its provisions, no awards will be made under the 2000 Plan after March 30, 2010, but outstanding options and restrictions on restricted shares issued under the 2000 Plan may extend beyond that date.

Eligibility to Receive Awards

     Unless otherwise determined by the Compensation Committee, the Compensation Committee may designate awards of restricted stock and stock options to employees and any other person providing material services to the Company including directors, consultants, advisors, independent contractor and the five officers of Immtech listed herein. Non-employee directors and individuals providing services may receive stock options as set forth in the 2000 Plan, but are not eligible to receive incentive stock options.

Provisions Applicable to Stock Options

     Exercise Price. The Compensation Committee may grant options to purchase Immtech common stock for cash or other items of value including stock or convertible securities. The Compensation Committee has discretion in granting Awards, however, the exercise price of any incentive stock option ("ISO") may not be less than 100% of the fair market value of our common stock on the date of the grant.

     Term of Options; Incentive Stock Options. Unless otherwise determined by the Compensation Committee, options may not be exercised later than ten years after the grant date. Subject to the limitations imposed by the provisions of the Code, certain of the options granted under the 2000 Plan may be designated "incentive stock options". Incentive stock option grants shall not exceed $100,000 of aggregate fair market value to any one participant during any calendar year. No ISO may be granted under the 2000 Plan more than ten years after the 2000 Plan's initial adoption.

     Written Agreement. Each stock option granted under the 2000 Plan will be evidenced by a written agreement, in such form as may be specified by the Compensation Committee, issued by Immtech and setting forth the terms, conditions and other provisions of the stock option, including the number of shares covered by the stock option, the exercise price per share, the term of the stock option and the vesting schedule. A recipient of a stock option award may not exercise the stock option until he or she executes and delivers such agreement to Immtech.

     Transferability Restrictions. A stock option issued under the 2000 Plan by its terms will be personal, and may not without the consent of the Compensation Committee be sold, pledged, assigned, exchanged, encumbered, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     Grant Limits. In no event shall the Compensation Committee grant options(s) to purchase more than 75,000 shares of common stock to one participant in any 12 month period.

     Rights After Termination of Employment. Unless otherwise determined by the Compensation Committee:

     o No option may be exercised more than three months after termination of an optionee's employment or directorship for any reason other than death, disability or retirement as defined in the 2000 Plan.

     o If an optionee retires or if employment or directorship terminates pursuant to permanent disability or death, such optionee's option shall terminate twelve months after the date of retirement or such termination, as the case may be.

     Payment of Exercise Price. Because the options are to be granted as incentives, Immtech will not receive any cash consideration for granting options. Payment in full of the option price must be made upon exercise of any option.

     Amendment of Outstanding Awards. The Compensation Committee may amend any award under the 2000 Plan, provided that no such amendment may adversely affect the rights of the holder of an award granted without such award holder's written consent. The Compensation Committee may accelerate the exercisability of any option or the termination of any restriction under any award.

Stock Option Grants to Non-Employee Directors

     The Compensation Committee may grant to each non-employee director who is elected at or who remains in office following an annual meeting, immediately following such meeting, an option to purchase such number of shares of Immtech common stock as shall be determined by the Compensation Committee. Each non-employee director who is elected or appointed a director other than at an annual meeting may be granted upon such election or appointment an option to purchase such number of shares of Immtech common stock as shall be determined by the Compensation Committee.

Provisions Applicable to Restricted Stock Awards

     Terms, Conditions and Restrictions. The Compensation Committee has authority to establish the terms, conditions, restrictions and other provisions of each restricted stock award. Unless otherwise specified by the Compensation Committee, restricted shares shall be restricted for a period of at least one year and not more than ten years. Until such time as the restrictions on the restricted shares terminate, Immtech or its designee will hold the certificates for such restricted shares in escrow on the recipient's behalf.

     Agreements and Stock Legends. A restricted stock award will be evidenced by a written agreement, in such form as may be specified by the Compensation Committee, issued by Immtech and setting forth the terms, conditions, restrictions and other provisions of the award. Stock certificates for restricted shares may, if the Compensation Committee so determines, bear a legend referring to the restrictions and the instruments to which the shares are subject.

     Rights with Respect to Shares. The recipient of a restricted stock award has all rights of ownership with respect to such underlying shares, including the right to vote such shares and to receive any dividends paid thereon, subject, however, to the provisions of the 2000 Plan, the agreement relating to the award and any legend on the stock certificate for such shares. Any additional shares of Immtech common stock received incident to the ownership of restricted shares, as a result of a stock dividend, stock split, merger or otherwise, will also be restricted and be subject to the same restrictions and bear the same legend as the original restricted shares.

     Transferability Restrictions. During the applicable restriction period, restricted shares may not be sold, pledged, assigned, exchanged, encumbered, hypothecated, transferred or disposed of in any manner.

     Lapse of Restrictions. Unless otherwise determined by the Compensation Committee, the restrictions applicable to restricted shares terminate with respect to such shares on the earliest to occur of:

     o    the specified expiration of the restriction period,

     o the recipient's retirement at or after the age of 60 (with at least 5 years of Service),

     o    the recipient's permanent disability, or

     o the recipient's death, provided that, in the event of the recipient's death, retirement at or after the age of 60 or permanent disability, the restrictions will not terminate prior to one year after the date of award, unless otherwise specified by the Compensation Committee.

Termination and Amendment of the 2000 Plan

     The Board of Directors may at any time suspend or terminate the 2000 Plan and the Board of Directors or Compensation Committee may amend or modify the 2000 Plan and amend, cancel or suspend any award made under the 2000 Plan; provided, however, that without the consent of the recipients affected, no such suspension, termination, cancellation, amendment or modification may materially impair the rights of such recipients with respect to awards previously granted, except as provided in the 2000 Plan. Certain amendments and modifications specified in the 2000 Plan, including an amendment to increase the number of shares issuable under the 2000 Plan or to reprice outstanding stock options, may not be made, however, without the requisite vote of Immtech's stockholders.

Benefits to Named Executive Officers and Others

     During fiscal 2004, options to purchase 299,000 shares were granted under the 2000 Plan to 25 persons at a weighted average exercise price of $17.80 per share and 8,500 grants were subsequently terminated and are again available for issuance pursuant to the terms of the 2000 Plan. During fiscal year ended March 31, 2004, options to purchase 962,574 shares were outstanding under the 2000 Plan and the Immtech International, Inc. 1992 Stock Option Plan ("1992 Plan"), 300 shares have been issued upon exercise of options granted under the 2000 Plan, there were no restricted stock awards and there remained 340,250 shares available under the 2000 Plan. Awards and shares reserved under the 2000 Plan are subject to appropriate adjustment in the event of a stock split or other recapitalization. No additional options or awards are available for issuance under the 1992 Plan.

     During fiscal year 2005 (through September 30, 2004), options to purchase 177,000 shares have been granted under the 2000 Plan to 12 persons at a weighted average exercise price of $9.44 per share. During fiscal year 2005 (through September 30, 2004), options to purchase 1,121,057 shares were outstanding under the 2000 Plan and the 1992 Plan, 18,000 shares have been issued upon exercise of options granted under the 2000 Plan. During the remainder of fiscal year 2005, the Compensation Committee, in its discretion, may grant additional awards to eligible participants under the 2000 Plan.

Foreign Jurisdictions

     In order to foster and promote achievement of the material purposes of the 2000 Plan in foreign jurisdictions and to fairly accommodate for differences in local law, tax policy or custom, the Compensation Committee may modify the terms of the 2000 Plan or provide additional terms. These modifications or additional terms may be reflected in sub-plans, supplements or alternative versions of the 2000 Plan.

Federal Income Tax Consequences

     The following is a brief description of the material United States federal income tax consequences associated with awards under the 2000 Plan. It is based on existing United Sates laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary.

     Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the optionee or Immtech. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the optionee and is deductible by Immtech. The optionee's tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain or loss.

     Upon the exercise of an incentive stock option, the optionee will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the optionee will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the optionee will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. Immtech will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionee. If the optionee exercises an incentive stock option more than three months after his or her termination of employment due to retirement or more than twelve months after his or her termination of employment due to permanent disability, he or she is deemed to have exercised a non-qualified stock option.

     Compensation realized by optionees on the exercise of non-qualified stock options or the disposition of shares acquired upon exercise of any incentive stock options will be considered performance-based compensation under the Code and not subject to the $1,000,000 deductibility limit of Section 162(m) of the Code.

     Restricted Stock. Restricted stock is not taxable to a recipient at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A recipient may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. Immtech is entitled to a tax deduction in an amount equal to the ordinary income recognized by the recipient.

     A recipient's tax basis for restricted shares will be equal to the amount of ordinary income recognized by the recipient. The recipient will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the recipient recognizes ordinary income pursuant to an award.

Vote Required for Approval

     The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the proposed amendment to the 2000 Plan.

     The Board considers our ongoing program of granting stock options to be very important to our ability to compete for talent and a significant incentive to promote our success and, therefore, is in the best interests of our stockholders. If this proposal is not approved, the Board will reconsider its approval of the adoption of the proposed amendment to the 2000 Stock Plan.

           THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL 1 - ADOPTION OF PROPOSED AMENDMENT OF OUR FIRST AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES FOR WHICH AWARD MAY BE GRANTED THEREUNDER FROM 1,100,000 TO 2,200,000 SHARES

                            EQUITY COMPENSATION PLANS

Equity Compensation Plans Approved by Stockholders

     The following table provides information as of March 31, 2004 with respect to shares of Immtech common stock that may be issued under its existing equity compensation plans, including the 2000 Plan. Stockholders approved Immtech's 2000 Plan on March 30, 2004 and approved Amendment No. 1 at our annual meeting held on November 15, 2002.

     The table does not include the additional shares of common stock that may be issued under Immtech's 2000 Plan if the proposed amendment to the 2000 Plan is approved by the stockholders at the annual meeting. For a further description of the 2000 Plan, please see Note 7 of Immtech's Notes to Consolidated Financial Statements in Immtech's 2004 annual report on Form 10-K/A accompanying this proxy statement.

                     Equity Compensation Plan Information

                                                                   Number of
                                                                  securities
                                                                   remaining
                                                                  available for
                                                                future issuance
                             Number of                           under equity
                         securities to be                        compensation
                            issued upon      Weighted Average       plans
                            exercise of     exercise price of     (excluding
                            outstanding        outstanding        securities
                         options, warrants  options, warrants    reflected in
                           and rights(1)      and rights(1)        column(a))
Plan Category                   (a)                (b)               (c)
----------------------- ------------------ ------------------ ------------------
Equity compensation
  plans approved by
  stockholders(2)              962,574             $8.63            340,250
Equity compensation
  plans not
  approved by
  stockholders(3)             2,987,710            $7.70             - - -
                        --------------------------------------------------------
Total                         3,950,284            $7.93            340,250
--------------------------------------------------------------------------------

(1) As adjusted for reverse stock splits that occurred on each of July 24, 1998 and January 25, 1999.

(2)  This category consists solely of options.

(3)  This category consists solely of warrants.

Equity Compensation Plans Not Approved by Stockholders

     None.

           PROPOSAL 2--RATIFICATION OF AUDITORS

           The Company's Audit Committee has appointed the firm of Deloitte & Touche LLP, an independent registered public accounting firm, to be our independent auditors for the fiscal year ending March 31, 2005 and the Board of Directors recommends the stockholders vote for ratification of that appointment. Deloitte & Touche LLP served in this capacity for the fiscal year ended March 31, 2004 and has been our independent auditor since 1996.

     The Audit Committee appoints our independent auditors annually and the Board of Directors subsequently requests ratification of such appointment by the stockholders at the Company's annual meeting. The Audit Committee reviews and approves in advance the scope of the audit, the types of non-audit services that we will need and the estimated fees for the coming year. The Audit Committee also reviews and approves any non-audit services provided by our independent auditors to ensure that any such services will not impair the independence of the auditors. To the extent that our management believes that a new service or the expansion of a current service provided by our accountants is necessary, such new or expanded service is presented to the Audit Committee or one of its members for review and approval.

     Before making its selection, the Audit Committee carefully considered Deloitte & Touche LLP's qualifications as independent auditors, which included a review of Deloitte & Touche LLP's performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with Deloitte & Touche LLP in these respects.

     Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by law, the Company's bylaws or otherwise. However, the Board of Directors is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

           THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
           THE APPROVAL OF THIS PROPOSAL NO. 2 - RATIFICATION OF
           DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR
           THE FISCAL YEAR ENDING MARCH 31, 2005

Independent Auditors

     Deloitte & Touche LLP served as our independent auditors for the fiscal years ended March 31, 1996 through March 31, 2004 and has been selected by the Audit Committee to continue for the fiscal year ended March 31, 2005. Representatives of Deloitte & Touche LLP will be present at the annual meeting, with the opportunity to make a statement should they desire to do so, and be available to respond to appropriate questions.

     The following table presents the aggregate fees billed for professional services rendered by Deloitte & Touche LLP in fiscal years 2003 and 2004. Other than as set forth below, no professional services were rendered or fees billed by Deloitte & Touche LLP during the years ended March 31, 2003 or 2004.

                                                     Fiscal Year    Fiscal Year
                                                         2004          2003
                                                    -------------  -------------
           Audit Fees(a) ........................      $205,000      $113,000

           Audit Related Fees ...................            --            --
                                                    -------------  -------------
           Total Audit and Audit Related Fees ...       205,000       113,000
           Tax Fees(b) ..........................         4,000         4,000
           All Other Fees .......................            --            --
                                                    -------------  -------------
              Total Fees ........................      $209,000      $117,000
                                                    =============  =============

------------

(a) Includes fees and out-of-pocket expenses for the following services: audit of the consolidated financial statements, quarterly reviews, SEC filings and consents, financial accounting and reporting consultations.

(b) Includes fees and out-of-pocket expenses for tax compliance, tax planning and advice.

For (a) above, the Audit Committee has determined that the provision of the non-audit services is compatible with maintaining the independence of the independent auditors and has determined there is no conflict of interest.

                          REPORT OF THE AUDIT COMMITTEE

     The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee is governed by a charter, which has been approved and adopted by the Board of Directors and which will be reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of three independent directors.

     The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics and (iii) the Company's auditing, accounting and financial reporting processes.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee has received from and discussed with the independent auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1.

     Management is responsible for the preparation and integrity of the Company's financial statements and the independent auditors are responsible for the examination of those statements. The Audit Committee reviewed the Company's quarterly reports on Form 10-Q and audited financial statements for the Company's fiscal year ended March 31, 2004, and met with both management and the Company's independent auditors to discuss those quarterly reports and financial statements.

     Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the year ended March 31, 2004.

           Respectfully submitted,
           The Audit Committee                         October 12, 2004

           Eric L. Sorkin, Chairman
           Harvey R. Colten, MD
           Judy Lau

Compensation Committee Interlocks and Insider Participation

     None.

Section 16(A) Beneficial Ownership Reporting Compliance

     Federal securities laws require directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC reports of their initial ownership and subsequent acquisitions, dispositions or other transfers. We must disclose whether any person required to file such a report may have failed to do so in a timely manner. Except as previously reported, to our knowledge, all of our directors, executive officers and beneficial owners of more than 10% of our common stock subject to such reporting obligations satisfied their reporting obligations for the fiscal year ended March 31, 2004.

Annual Report and Financial Statements

     A copy of our annual report on Form 10-K/A for the fiscal year ended March 31, 2004, including audited financial statements, accompanies this notice of annual meeting and proxy statement. No portion of the annual report on Form 10-K/A is incorporated herein or is considered to be proxy-soliciting material.

     We will provide without charge additional copies of our annual report on Form 10-K/A for the fiscal year ended March 31, 2004, to any stockholder upon written request. Requests should be directed to Immtech International, Inc., 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, attn: Mr. Gary C. Parks.

Solicitation of Proxies

     Our officers, directors and employees may solicit proxies from stockholders. We pay no additional compensation to our officers, directors or employees for such solicitation. Solicitations may be made personally, or by mail, facsimile or other electronic means, telephone, or messenger. We may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. All of the costs of the solicitation of proxies will be paid by Immtech.

Other Matters

     The Board does not intend to bring any other business before the meeting, and the Board is not currently aware of any other matters to be voted on at the annual meeting except as disclosed in the notice of annual meeting of stockholders. However, if any other matters are properly presented at the annual meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of stockholders' proxy representative, Mr. Gary
C. Parks.

Stockholders' Proposals For Next Annual Meeting

     Any proposals of stockholders intended to be included in the proxy statement for the 2005 annual meeting of the stockholders must be received by us not later than July 1, 2005, and must otherwise comply with applicable requirements and laws. All notices or proposals, whether or not to be included in our proxy materials, must be sent to our principal executive offices at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, Attention: Deborah Zonies, General Counsel.

     If a stockholder intends to submit a proposal at Immtech's annual meeting in 2005, which proposal is not intended to be included in Immtech's proxy statement and form of proxy relating to that meeting, the stockholder must give appropriate notice to Immtech not later than July 1, 2005. If such a stockholder fails to submit the proposal in accordance with the deadline described above, Immtech will not be required to provide any information about the nature of the proposal in its proxy statement and the proxy holder will be allowed to use their discretionary voting authority if the proposal is raised at Immtech's annual meeting in 2005.

     Stockholders may contact Immtech's Secretary for requirements for making stockholder proposals and nominating Director candidates.

     Stockholders are urged to complete, sign, date and mail the proxy in the enclosed envelope, postage for which has been provided for mailing in the United States. Your prompt response is appreciated.

                                      By order of the Board of Directors,

                                      /s/ T. Stephen Thompson
                                      -----------------------
                                      T. Stephen Thompson
                                      Chairman of the Board

Dated: October 12, 2004

[Logo]      IMMTECH INTERNATIONAL, INC.

--------------------------------------------------------------------------------

ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF IMMTECH INTERNATIONAL, INC. FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON NOVEMBER 12, 2004

The undersigned hereby appoints Gary C. Parks as true and lawful agent and proxy ("Proxy") to represent the undersigned at the Annual Meeting of Stockholders of Immtech International, Inc. ("Immtech") on November 12, 2004, at 10:00 a.m. (Central) at the Westin O'Hare Hotel, 6100 North River Road, Rosemont, Illinois 60018 and at any adjournment or postponement thereof, and authorizes said Proxy to vote all shares of Immtech shown on the other side of this card with all the powers the undersigned would possess if personally present thereat.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR, "for" the amendment of the Company's FIRST AMENDED AND RESTATED 2000 Stock INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 1,100,000 SHARES TO 2,200,000 SHARES, "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS, AND, WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, IN ACCORDANCE WITH THE JUDGMENT OF YOUR PROXY. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF IMMTECH DATED OCTOBER 12, 2004, SOLICITING PROXIES FOR THE ANNUAL MEETING.

All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.

PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!


--------------------------------------------------------------------------------

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week! Instead of mailing your proxy, you may chose one of the two methods outlined below to vote your proxy.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To vote using the Telephone (within        To vote using the Internet
U.S. and Canada)

Call toll free 1-888-726-8033 in the       Go to the following web site:
United States or Canada any time on a      www.computershare.com/us/proxy
touch tone telephone. There is NO
CHARGE to you for the call or log-on.
                                           Enter the information requested on
                                           your computer screen and follow the
Follow the simple recorded instructions.   simple instructions.


--------------------------------------------------------------------------------
If you vote by telephone or Internet, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 1:00 a.m.
(CST), on November 12, 2004.
THANK YOU FOR VOTING
--------------------------------------------------------------------------------

Shareholder Name
--------------------------------------------------------------------------------
Proxy - IMMTECH INTERNATIONAL, INC.
--------------------------------------------------------------------------------
PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
A.    Election of Directors
The Board of Directors recommends a vote FOR the listed nominees.
--------------------------------------------------------------------------------
                                        FOR NOMINEES        WITHHOLD AUTHORITY
                                        ------------        ------------------
01 - T. Stephen Thompson                    [    ]                 [    ]
02 - Cecilia Chan                           [    ]                 [    ]
03 - Harvey R. Colten, MD                   [    ]                 [    ]
04 - Judy Lau                               [    ]                 [    ]
05 - Levi H.K. Lee, MD                      [    ]                 [    ]
06 - Eric. L. Sorkin                        [    ]                 [    ]
07 - Frederick W. Wackerle                  [    ]                 [    ]
To withhold authority to vote for an individual nominee or nominees, print the name of such nominee(s) on the lines provided. _________________________________________________________

================================================================================
B.    Issues

The Board of Directors recommends a vote FOR the following proposals.
                                                       FOR     AGAINST  ABSTAIN

Proposal No. 1 - to approve an amendment to the       [    ]   [    ]   [    ]
Company's First Amended and Restated 2000 Stock
Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 1,100,000 shares to 2,200,000 shares.

Proposal No. 2 - to ratify the selection of Deloitte  [    ]   [    ]   [    ]
   & Touche LLP as independent auditors.

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting or any adjournment or postponement thereof.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND INDICATE TITLE. IF SHARES ARE REGISTERED IN THE NAMES OF JOINT TENANTS OR TRUSTEES, EACH TENANT OR TRUSTEE IS REQUIRED TO SIGN.

Signature 1 - Please keep       Signature 2 - Please keep
signature within the box        signature within the box       Date (mm/dd/yyyy)
--------------------------- ------------------------------- -------------------

                                                                  ___/___/_____
--------------------------- ------------------------------- --------------------

                   -----------------------------------------
                                ADMISSION TICKET

     Please tear off this Admission Ticket. If you plan to attend the annual meeting of stockholders, you will need this ticket to gain entrance to the meeting.

     The annual meeting of stockholders will be held at the following address: the Westin O'Hare Hotel, 6100 North River Road, Rosemont, Illinois 60018, at 10:00 a.m. (Central) on November 12, 2004. You must present this ticket to gain admission to the meeting. You should send in your proxy or vote electronically even if you plan to attend the meeting.

                                   APPENDIX A
                                   ----------


             SECOND AMENDED AND RESTATED IMMTECH INTERNATIONAL INC.

                            2000 STOCK INCENTIVE PLAN

                                    ARTICLE I
                                     GENERAL
                                     -------

     Section 1.01 Purpose. The purpose of the Plan is to enable the Company to attract, retain and reward employees, directors and other individuals who are providing significant services to the Company, by offering such individuals an opportunity to have a greater proprietary interest in and a closer identity with the Company and its financial success through the award of Incentive Stock Options, Nonqualified Stock Options and Stock Awards.

     Section 1.02 Effective Date. The Plan is effective as of March 30, 2000 (the "Effective Date") and shall remain in effect until terminated in accordance with Article VIII; provided, however, in no event may an Incentive Stock Option be granted under the Plan on or after the tenth anniversary of the Effective Date.

     Section 1.03 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the employees, directors and other individuals providing material services to the Company, those persons who will be granted one or more Awards under the Plan, and thereby become Participants in the Plan.

     In the discretion of the Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Except as otherwise agreed by the Company and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the Company.

     Section 1.04 Operation and Administration. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Article V (relating to operation and administration).

                                   ARTICLE II
                                   DEFINITIONS
                                   -----------

     When used in the Plan and initially capitalized, the following words and phrases shall have the meanings indicated:

     Section 2.01 "Award" means any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Incentive Stock Options, Nonqualified Stock Options and Stock Awards.

     Section 2.02 "Board" means the Board of Directors of the Company.

                                   APPENDIX A
                                   ----------

     Section 2.03 "Cause" means, in the reasonable judgment of the Committee, a Participant's habitual intoxication, drug addiction, material theft, proven dishonesty, gross misconduct, embezzlement, fraud, conviction of a felony (whether or not connected with the employment relationship), disclosure of material trade secrets or business information of the Company or use of the facilities or premises of the Company for the conduct of unlawful or unauthorized activities or transactions. The Committee's determination as to whether Cause exists will be final and binding.

     Section 2.04 "Code" means the Internal Revenue Code of 1986, as amended.

     Section 2.05 "Committee" means the Compensation Committee of the Board of Directors. At any time the Board has not appointed such a Committee, the Board shall act as the Committee under the Plan.

     Section 2.06 "Common Stock" means common stock, $0.01 par value, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 6.02 of this Plan.

     Section 2.07 "Company" means Immtech International, Inc., a Delaware corporation, and any successor thereto or subsidiary thereof.

     Section 2.08 "Disabled" or "Disability" means a physical or mental disability which, in the reasonable judgment of the Committee based upon a written opinion of a licensed physician who has been approved by the Committee, renders the Participant permanently incapable, after reasonable accommodation, of performing the duties of his or her position. For purposes of determining the post-termination exercise period applicable to an Incentive Stock Option, the term "Disability" shall mean permanent disability within the meaning of Code
Section 22(e)(3). A Participant shall not be considered Disabled unless the Committee determines that the Disability arose prior to such Participant's Termination Date.

     Section 2.09 "Eligible Individual" means an employee of the Company and any other person providing material services to the Company including, without limitation, a person serving as a director, consultant, advisor or independent contractor.

     Section 2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     Section 2.11 "Fair Market Value" means, as of any date with respect to a share of Common Stock, the mean between the closing high bid and low asked prices as reported by the NASDAQ SmallCap Market (or, if not so reported, by the system then regarded as the most reliable source of such quotations); provided that if there are not reported quotations on the given date, the value determined using the reported quotations on the last previous date on which so reported or the value determined in good faith by the Committee.

     Section 2.12 "Incentive Stock Option" means an Option that is intended to satisfy the requirements of an "incentive stock option" within the meaning of Code Section 422.

     Section 2.13 "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

                                   APPENDIX A
                                   ----------

     Section 2.14 "Option" means an option to purchase shares of Common Stock which is either an Incentive Stock Option or Nonqualified Stock Option.

     Section 2.15 "Participant" means an Eligible Individual who is granted an Award under the Plan.

     Section 2.16 "Plan" means the Immtech International, Inc. 2000 Stock Incentive Plan, as amended from time to time.

     Section 2.17 "Retirement" means, with respect to a Participant, a Termination Date which occurs due to retirement, as described in the retirement policies of the Company. In the case of a Participant who is not an employee of the Company, whether a Termination Date is for Retirement shall be determined by the Committee, in its sole discretion. Until the Company institutes a retirement policy, this provision links retirement to termination of employment after age 60 with at least 5 years of service with the Company.

     Section 2.18 "Stock Award" means an incentive award made under the Plan to an Eligible Individual in accordance with Article IV of the Plan.

     Section 2.19 "Termination Date" means the date the Participant both ceases to be an employee of the Company and ceases to perform services for the Company, including, but not limited to, advisory or consulting services or services as a member of the Board.

                                   ARTICLE III
                                  OPTION AWARDS
                                  -------------

     Section 3.01 Eligibility. The Committee shall determine and designate from among the Eligible Individuals, those persons who shall be granted Options and become Participants under the Plan and the number of shares of Common Stock that shall be subject to each such Option.

     Section 3.02 Terms and Conditions of Options. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee in its sole discretion; provided, however, that no Incentive Stock Option shall be awarded to any individual who is not an employee of the Company. To the extent that an Option designated as an Incentive Stock Option does not satisfy the requirements of Section 422 of the Code, it shall be treated as a Nonqualified Stock Option. Each Option granted under the Plan shall be subject to the following terms and conditions, and such other terms and conditions as the Committee deems appropriate.

     (a) Exercise Price. The price of each share of Common Stock subject to an Option shall be determined by the Committee at the time the Option is granted and, in the case of an Incentive Stock Option, shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

     (b) Vesting of Options. The exercise of an Option is contingent on satisfaction of the vesting conditions, if any, established by the Committee with respect to such Option at the time of grant. Such conditions may include, but are not limited to, completion of a specified period of service or achievement of performance goals. If the Committee determines that a Participant has

                                   APPENDIX A
                                   ----------

disclosed without the written consent of an authorized officer of the Company, to any person not employed by or engaged to render services to the Company, any material confidential information of the Company, or that the Participant has engaged in material competition with the Company or in any activities otherwise contrary to the best interests of the Company, the Committee may cancel such Participant's outstanding Options, whether or not vested.

     (c) Expiration Date. Unless the Committee determines otherwise, Options awarded under the Plan shall expire and no longer be exercisable on the earliest to occur of:

          (i) The ten-year anniversary of the date the Option was granted;

          (ii) If the Participant's Termination Date occurs by reason of death, Disability or Retirement, the first anniversary of such Termination Date;

          (iii) If the Participant's Termination Date occurs for reasons of Cause, such Termination Date; or

          (iv) If the Participant's Termination Date occurs for any reason other than death, Disability, Retirement or Cause, the three-month anniversary of the Termination Date.

     Unless the Committee determines otherwise, any portion of an Option which is not exercisable on the Participant's Termination Date for any reason shall expire on such Termination Date and may not thereafter be exercised.

     (d) Other Terms. Options granted under the Plan may also be subject to such other provisions (whether or not applicable to any other Options granted under the Plan) as the Committee determines appropriate, including without limitation, provisions to assist the Participant in financing the acquisition of Common Stock, provisions for the forfeiture of, or restrictions on resale or other disposition of Common Stock acquired under any Option, provisions for the acceleration of exercisability or vesting of Options, provisions relating to restrictions on competitive activity, or provisions to comply with Federal and state securities laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

     Section 3.03 Rules Applicable to Incentive Stock Options. In addition to the terms and conditions specified elsewhere in the Plan, the following rules shall be applicable to Incentive Stock Options.

     (a) Grant Period. An Incentive Stock Option may not be granted more than ten years after the date the Plan is adopted by the Board of Directors of the Company or approved by stockholders of the Company, whichever is earlier.

     (b) Ten Percent-Owner. If a Participant on the date that an Incentive
Stock Option is granted owns, directly or indirectly, within the meaning of
Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company, then the exercise price per share shall in no instance be less than 110% of the Fair Market Value per share of Common Stock at the time the Incentive Stock Option is granted, and no Incentive Stock

                                   APPENDIX A
                                   ----------


Option shall be exercisable by such Participant after the expiration of five years from the date it is granted.

     (c) Employee Status. To retain favorable Incentive Stock Option tax treatment, the Option holder must be an employee of the Company at all times from the date the Option is granted through a date that is no more than three months prior to the date such Option is exercised (or no more than one year prior to the date such Option is exercised if the Option holder terminates employment due to death or Disability). For this purpose, the first 90 days of an authorized leave of absence (or, if longer, the period the Participant's right to reemployment is guaranteed by statute or contract) shall not be deemed to sever the employment relationship.

     (d) Limitations on Dispositions. To retain favorable Incentive Stock Option tax treatment, Common Stock received upon the exercise of an Incentive Stock Option may not be disposed of prior to the later of two years from the date the Incentive Stock Option is granted or one year from the date the shares of Common Stock are transferred to the Participant upon exercise of the Incentive Stock Option.

     (e) Value of Shares. The aggregate Fair Market Value (determined at the date or dates of grant) of the Incentive Stock Options exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or any other limit imposed by the Code.

     Section 3.04 Exercise of Options. An Option may be exercised in whole or part, to the extent then exercisable, by filing a written notice with the Secretary of the Company at its corporate headquarters. Such notice shall specify the number of shares of Common Stock to be purchased and must be accompanied by payment of the exercise price and applicable withholding taxes. Such payment may be paid (1) in cash, (2) by check, (3) in the discretion of the Committee, by the delivery (or certification of ownership) of Common Stock that has been held by the Participant at least six months, or (4) in any other manner then permitted by the Committee; provided, however, that payment of the exercise price by delivery of Common Stock then owned by the Participant may be made, if permitted by the Committee, only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee.

     Section 3.05 Conditional Exercise of Options Prior to Full Vesting. The Committee, in its sole discretion, may provide that an Option under the Plan shall be exercisable prior to the satisfaction of the vesting conditions. Any shares received in connection with the exercise of an Option prior to the satisfaction of the vesting conditions shall be subject to such restrictions and limitations, including limitations on transfer, as determined by the Committee in its sole discretion. The Participant shall be required to execute a Restricted Stock Agreement agreeing to such terms as a condition of exercise. Upon change in control, options shall be immediately, fully vested.

                                   ARTICLE IV
                         STOCK AWARDS; RESTRICTED STOCK
                         ------------------------------

     Section 4.01 Definition. Subject to the terms of this Article IV, a Stock Award under the Plan is a grant of shares of Common Stock to a Participant, the earning, vesting or

                                   APPENDIX A
                                   ----------


distribution of which is subject to one or more conditions established by the Committee in its sole discretion. Such conditions may relate to events (such as performance or continued employment) occurring before or after the date the Stock Award is granted, or the date the Common Stock is earned by, vested in or delivered to the Participant. If the vesting of Stock Awards is subject to conditions occurring after the date of grant, the period beginning on the date of grant of a Stock Award and ending on the vesting or forfeiture of such Common Stock (as applicable) is referred to as the "Restricted Period." Such Stock Award may be referred to as "Restricted Stock" during the Restricted Period. Stock Awards may provide for delivery of the shares of Common Stock at the time of grant, or may provide for a deferred delivery date. A Stock Award may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Company, and may, but need not, be in lieu of cash otherwise awardable under such program.

     Section 4.02 Eligibility. The Committee, in its sole discretion, shall designate the Participants to whom Stock Awards are to be granted, and the number of shares of Common Stock that are subject to each such Award.

     Section 4.03 Terms and Conditions of Awards. Stock Awards granted to Participants under the Plan shall be subject to the following terms and conditions:

     (a) Beginning on the date of grant (or, if later, the date of distribution) of shares of Common Stock comprising a Stock Award, and including any applicable Restricted Period, the Participant shall be treated as owner of such shares and shall have the right to vote such shares.

     (b) Payment of dividends with respect to Stock Awards shall be subject to the following:

          (i) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, and the shares have been distributed to the Participant, the Participant shall have all dividend rights and any other rights of a stockholder with respect to such shares.

          (ii) Prior to the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, the Committee, in its sole discretion, may award Dividend Rights (as defined in subparagraph (iv) below) with respect to such shares.

          (iii) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, but before the shares have been distributed to the Participant, the Participant shall be entitled to Dividend Rights (as defined in subparagraph (iv) below) with respect to such shares, at the time and in the form determined by the Committee.

          (iv) A "Dividend Right" with respect to shares comprising a Stock Award shall entitle the Participant, as of each dividend payment date, to an amount equal to the dividends payable with respect to a share of Common Stock multiplied by the number of such shares. Dividend Rights shall be settled in cash or in shares of Common Stock, as determined by the Committee, shall be payable at the time and in the form determined by

                                   APPENDIX A
                                   ----------


     the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

                                    ARTICLE V
                                 ADMINISTRATION
                                 --------------

     Section 5.01 Authority of Committee. The Committee shall have the authority to approve Eligible Individuals for participation; to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; and to accelerate the exercisability of any Option or the termination of any restriction under any Award. Awards may be subject to such provisions as the Committee shall deem advisable, and may be amended by the Committee from time to time; provided that no such amendment may adversely affect the rights of the holder of an Award without such Award holder's written consent.

     Section 5.02 Powers of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

     Section 5.03 Indemnification. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award made under it. To the maximum extent permitted by applicable law, each such member shall be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as employees of the Company, as members of the Board or under the by-laws of the Company.

                                   ARTICLE VI
                        COMMON STOCK SUBJECT TO THE PLAN
                        --------------------------------

     Section 6.01 Common Stock Subject to Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 2,200,000 shares, subject to adjustment in accordance with Section 6.02. In no event shall the number of shares of Common Stock underlying Options awarded to any one individual in any 12-month period exceed 75,000 shares. Shares issued under the Plan may be authorized but unissued shares or shares that are currently held or subsequently acquired by the Company as treasury shares. Any shares subject to an Award which for any reason expires or terminates without the issuance of Common Stock (including, if applicable, Common Stock that is not issued because it is withheld to satisfy tax withholding) shall again be available for issuance of Awards under the Plan.

     Section 6.02 Adjustment to Shares. In the event of any merger, consolidation, reorganization, recapitalization, spin-off, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Common Stock or other change in corporate structure or capitalization affecting the Common Stock, the type and number of shares of Common Stock which are or may be subject to Awards under the Plan and the terms of any

                                   APPENDIX A
                                   ----------


outstanding Awards (including the number of shares subject to the Award and the price, if applicable, at which they may be purchased) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of the benefits awarded or to be awarded to Participants under the Plan.

                                   ARTICLE VII
                               GENERAL PROVISIONS
                               ------------------

     Section 7.01 No Contract of Employment. The Plan does not constitute a contract of employment, and selection as a Participant will not give any individual the right to be retained in the employ of the Company as an employee, advisor or otherwise, nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan.

     Section 7.02 Stockholder Status. No Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which shares of Common Stock are registered in his or her name.

     Section 7.03 Limitations on Distributions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any share of Common Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Act.

     Section 7.04 Withholding of Taxes. All distributions and payments under the Plan are subject to the withholding of all applicable taxes. To the extent permitted by the Committee, payment of the minimum tax withholding required by law on the exercise of a Nonqualified Stock Option may be made by withholding shares of Common Stock otherwise issuable upon such exercise having a Fair Market Value equal to such minimum withholding tax.

     Section 7.05 Non-Transferability. Awards granted under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. To the extent that a Participant who receives an Option under the Plan has the right to exercise such Option the Option may be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to transfer Awards (other than Incentive Stock Options) granted under the Plan to a member of the Participant's immediate family or to a trust for the benefit of the Participant or members of the Participant's immediate family.

     Section 7.06 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   APPENDIX A
                                   ----------


     Section 7.07 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     Section 7.08 Agreement with Company. At the time an Award is granted to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Plan and to such additional terms and conditions not inconsistent with the Plan as the Committee, in its sole discretion, may prescribe.

     Section 7.09 Governing Law. The Plan, and all agreements under the Plan, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION
                            -------------------------

     The Board may at any time amend or terminate the Plan, provided that, subject to Section 6.02 (relating to adjustment of shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment or termination is adopted by the Board without such individual's written consent.

     Executed this 17th day of September, 2004.

                                      IMMTECH INTERNATIONAL, INC.

                                      By: /s/ T. Stephen Thompson
                                      ---------------------------
                                      Its: President and Chief Executive Officer
                                           -------------------------------------